SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

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GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia

To the Stockholders of Global Defense & National Security Systems, Inc.:

You are cordially invited to attend the 2014 annual meeting of stockholders (the “Annual Meeting”) of Global Defense & National Security Systems, Inc. (the “Company”) to be held on Wednesday, December 31, 2014 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006 to consider and vote upon the following proposals:

1.	To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2015 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2014;
3.	To hold an advisory vote on compensation to our named executive officers;
4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and
5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF KPMG LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board has fixed the close of business on December 17, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Damian Perl Chairman of the Board of Directors	/s/ Frederic Cassis Secretary

This proxy statement is dated December 19, 2014
and is being mailed with the form of proxy on or shortly after December 19, 2014.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 31, 2014

To the Stockholders of Global Defense & National Security Systems, Inc.:

NOTICE IS HEREBY GIVEN that the 2014 annual meeting of stockholders (the “Annual Meeting”) of Global Defense & National Security Systems, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, December 31, 2014 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006, to consider and vote upon the following proposals:

1.	To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2015 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2014;
3.	To hold an advisory vote on compensation to our named executive officers;
4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and
5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on December 17, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.gdef.com.

By Order of the Board,

/s/ Damian Perl Chairman of the Board of Directors	/s/ Frederic Cassis Secretary

i

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.
11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday, December 31, 2014, at 10:00 a.m., local time at the offices of Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Suite 6000, Room 5A,
Washington, D.C. 20006

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you furnish me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Global Defense & National Security Systems, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, December 31, 2014 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 19, 2014.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2014.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect seven directors to serve on the Board until the 2015 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2014;
3.	To hold an advisory vote on compensation to our named executive officers; and
4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director, “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm, “FOR” the approval of compensation to named executive officers and every “THREE YEARS” for frequency of future stockholder advisory votes on executive compensation.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on December 17, 2014 (the “Record Date”) are entitled to vote at the Annual Meeting.

As of the Record Date, there were 9,624,725 issued and outstanding shares of common stock.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of December 17, 2014 must be present at the Annual Meeting. This is referred to as a quorum. On December 17, 2014, there were 9,624,725 shares of common stock outstanding and entitled to vote.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Other Information — Principal Stockholders” beginning on page 16.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Dale R. Davis, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Davis to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Internet. You may vote your shares at www.voteproxy.com.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are two ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By Internet. You may vote your shares at www.voteproxy.com.
•	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, these shares will be counted as voted by the brokerage firm in the ratification of accountants.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one, two, three and four are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Shares not voted on the election of directors will have no effect on the vote for election of directors.

What vote is required to ratify the selection by our Audit Committee of KPMG LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. An abstention will be counted as a vote against this proposal.

What vote is required to approve the advisory vote on executive compensation?

Approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Because this vote is advisory, it will not be binding on the Compensation Committee or the Company. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

What vote is required to determine the frequency of future advisory votes on executive compensation?

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making a decision regarding the frequency of future votes on executive compensation.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Secretary, Frederic Cassis, at (202) 800-4333 or by sending a letter to Frederic Cassis at the offices of the Company at 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Global Defense & National Security Systems, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Wednesday, December 31, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006, on Wednesday, December 31, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect seven directors to serve on the Board until the 2015 annual meeting of stockholders or until their successors are elected and qualified;
•	To ratify the selection by our Audit Committee of KPMG LLP to serve as our independent registered public accounting firm for fiscal year 2014;
•	To hold an advisory vote on compensation to our named executive officers; and
•	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

Record Date, Voting and Quorum

Our Board fixed the close of business on December 17, 2014, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 9,624,725 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of common stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding common stock, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

The approval on an advisory basis of the compensation to our named executive officers requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast at the Annual Meeting will be deemed to be the frequency selected by stockholders.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you complete the proxy card as described above, you will designate our Chief Executive Officer to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given him through the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Davis.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm, “FOR” the approval on an advisory basis of the compensation to our named executive officers and “THREE YEARS” on the frequency of future votes on executive compensation and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Secretary, Frederic Cassis, at (202) 800-4333.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Global Defense & National Security Systems, Inc. as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We have hired D.F. King & Co., Inc. (“D.F. King”) to help us send out the proxy materials and to ask for proxies. In connection with its retention by us, D.F. King has agreed to provide proxy solicitation services with respect to banks, brokers, institutional investors and individual stockholders for the annual meeting. D.F. King’s fee for these services is $6,500, plus reimbursement of reasonable out-of-pocket costs and expenses incurred by D.F. King. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated Certificate of Incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

The principal executive offices of our Company are located at Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190. The Company’s telephone number at such address is (202) 800-4333.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

Certain information, as of December 17, 2014, with respect to each of the current officers and directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became an officer or director.

The business address of director listed below is 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190.

Name	Age	Position	Year Appointed/ Elected
Damian Perl	46	Chairman of the Board	2013
Dale R. Davis	54	Chief Executive Officer, President and Director	2013
Craig Dawson	38	Chief Financial Officer, Treasurer and Director	2013
Frederic Cassis	34	Secretary	2013
Gavin Long	39	Senior Vice President, Corporate Development	2013
Vice Admiral (ret.) Robert B. Murrett(b)(c)	62	Director	2014
Hon. David C. Gompert(a)(b)(c)	69	Director	2013
Dean Popps(a)	66	Director	2013
Hon. Ronald R. Spoehel(a)(b)(c)	57	Director	2014

(a)	Member of Audit Committee
(b)	Member of Nominating Committee
(c)	Member of Compensation Committee

Damian Perl, Chairman of the Board

Mr. Perl has been the Chairman of the Board of Directors since August 2013. He is the founder, Chairman and Chief Executive Officer of Global Strategies Group (“GLOBAL”). In this capacity, Mr. Perl acquired SFA, Inc. and The Analysis Corporation in 2007, rebranding them as Global Defense Technology & Systems, Inc. Mr. Perl became a director of Global Defense Technology & Systems, Inc. in April 2009 and was instrumental in its initial public offering in November 2009. While Mr. Perl was on its Board, Global Defense Technology & Systems, Inc. made two further acquisitions prior to its sale in April 2011 to Ares Management LLC. Prior to 1998, Mr. Perl worked on a consultancy basis in the risk management field for industry clients drawn from the energy and mining sectors. Mr. Perl began his career with the British military, serving in both the Royal Marines Commandos and in Special Forces. Mr. Perl is a member of the SAS Regimental Association, the Emerging Markets Private Equity Association and the International Institute for Strategic Studies. He holds a degree in Physiology and Biomechanics. Mr. Perl brings to our Board of Directors fifteen years of experience as an investor, operator and mentor in the defense and national security sectors, as well as experience as a counter-terrorism and counter-insurgency advisor.

Dale R. Davis, Chief Executive Officer, President and Director

Mr. Davis has been our Chief Executive Officer, President and Director since July 2013. His principal role within Global Strategies Group is Executive Vice President (Operations), and he is a member of the executive board. Mr. Davis’ role within Global Strategies Group also includes oversight of Global Strategies Group corporate development. Mr. Davis joined GLOBAL in February 2006 as the Managing Director of Global Integrated Security (Middle East). In 2010, he was Executive Director, National Security Initiatives for GLOBAL before taking up his current post. Prior to joining GLOBAL, Mr. Davis was Security and Brand Enforcement Manager, Middle East, for British American Tobacco between 2004 and 2006. Between 2003 and 2005, he was Adjunct Professor at the Joint Special Warfare University, and prior to that was Director of International Programs at the Virginia Military Institute. Mr. Davis served between 1983 and 1995 as a

U.S. Marine Officer with command and staff assignments across Asia and the Middle East. Mr. Davis serves on the Advisory Board of the Council of American Colleges Abroad as well as the Advisory Board of the Department of International Studies, Virginia Military Institute. He holds a B.S. in Electrical Engineering from Virginia Military Institute and an M.A. in National Security Affairs from the Naval Postgraduate School. Mr. Davis brings to our Board of Directors thirty years of experience in the defense and national security sectors and ten years of commercial operations and profit and loss leadership experience.

Craig Dawson, Chief Financial Officer, Treasurer and Director

Mr. Dawson has been our Chief Financial Officer and Treasurer since July 2013. In his principal role within Global Strategies Group as Director of Finance, Mr. Dawson heads Global Strategies Group’s treasury and taxation functions and serves as the technical financial reporting expert for GLOBAL under IFRS. He is also a Director of Global Strategies Group. He joined Global Strategies Group in 2009, leading its financial reporting and treasury support team in the initial public offering of Global Defense Technology & Systems, Inc. From 2004 to 2009, Mr. Dawson held a number of managerial positions with Deloitte LLP working in the U.S., U.K. and South Africa. Mr. Dawson is a member of the South African Institute of Chartered Accountants, and holds a B.Com in Accounting from the Nelson Mandela Metropolitan University. Mr. Dawson brings to our Board of Directors well-developed business and financial acumen.

Frederic Cassis, Secretary

Mr. Cassis has been our Secretary since July 2013 and served as a Director of the Company until October 2014. In his principal role within Global Strategies Group as the Director of Legal and Compliance, he is responsible for overseeing GLOBAL’s corporate structure, legal affairs and regulatory compliance, and he is a member of the executive board. He joined GLOBAL in July 2008, initially as the lead commercial lawyer for GLOBAL’s Middle East operations headquartered in Dubai. Subsequently, Mr. Cassis assumed responsibility for regulatory compliance, corporate governance and host government engagement for the region. Prior to joining GLOBAL, he practiced as a corporate and commercial litigation lawyer in Australia between 2004 and 2008. Mr. Cassis holds an LL.B. (Honors) and a B.Bus (Finance). He is admitted to practice law both in Australia and in England and Wales. Mr. Cassis brings to our Board of Directors well-developed business and legal acumen.

Gavin Long, Senior Vice President, Corporate Development

Mr. Long has been our Senior Vice President, Corporate Development since October 2013. Since 2013, Mr. Long has been Senior Vice President, Corporate Development, Global Strategies Group. Between 2010 and 2013, Mr. Long was a Partner and Managing Director at Civitas Group, a strategy and management consultancy focused on the national security sector. While at Civitas, Mr. Long helped formulate M&A strategies for many of the large defense contractors. Between 2008 and 2010, Mr. Long was Director of Strategy, Development and Planning for BAE Systems, working to establish the U.S. intelligence and security line of business. Prior to BAE Systems, Mr. Long was a Vice President with Imperial Capital, a New York and Los Angeles-based, full service investment bank, between 2004 and 2008. He joined Imperial Capital via the acquisition of USBX Inc., a national security market-focused M&A boutique. Mr. Long has participated in over forty transactions, with an aggregate value of over $4 billion. He began his career with Arthur Andersen Corporate Finance, where he was a part of the Technology M&A practice between 1998 and 2001. Mr. Long holds a B.A. in Philosophy from Appalachian State University.

Dean G. Popps, Director

Mr. Popps has been our Director since August 2013. Between 2010 and 2013, Mr. Popps has been self-employed as a senior advisor, consultant, corporate director and lawyer to the defense industry. Since 2013, he has served as a Director of Global Integrated Security (USA) Inc., the U.S. security services business of Global Strategies Group. He is Of Counsel to the law firm of Fluet Huber+Hoang, Co-Chairman of the Strategic Materials Advisory Council, and a Board member of Eutelsat America Corporation. Between 2004 and 2010, Mr. Popps served as both the Acting Assistant and Principal Deputy Secretary of the Army for Acquisition, Logistics and Technology and the Army Acquisition Executive. In these roles, he acted as the Service Acquisition Executive alongside counterparts in the Navy and the Air Force, the Science Advisor to the Secretary of the Army, and the Army’s Senior Research and Development official, and had principal oversight of all Department of the Army matters related to logistics. Mr. Popps led the execution of the Army’s acquisition function, including more than 600 Army and Joint Programs. In 2003, Mr. Popps was recruited from the private sector to join the Department of Defense’s Coalitional Provisional Authority (“CPA”) in Baghdad, Iraq, where he served as Director of Industrial Conversion to the Coalition. He also served on the CPA’s Iraq Transition Planning Team. Mr. Popps worked in the private sector as a CEO, senior executive, attorney, and consultant for two decades prior to entering government service in 2003. Mr. Popps serves on the Board of Directors of the Vietnam Assistance Project, a non-profit organization involved in UXO (unexploded ordnance) awareness. Mr. Popps brings to our Board of Directors experience in senior roles in the defense and national security sectors, significant business experience, and experience as an attorney and consultant to the private sector.

Hon. David C. Gompert, Director

Mr. Gompert has been our Director since August 2013. Currently, he is Distinguished Visiting Professor for National Security Studies at the United States Naval Academy and Adjunct Senior Fellow of the RAND Corporation. Mr. Gompert has served as a Director of Global Integrated Security (USA) Inc., the U.S. security services business of Global Strategies Group, since 2011. Between 2009 and 2011, Mr. Gompert was with the Office of the Director of National Security, initially as the Principal Deputy Director. In 2010, he served as Acting Director of National Intelligence, providing strategic oversight of the U.S. Intelligence Community, and serving as President Barack Obama’s chief intelligence advisor. Between 2004 and 2009, Mr. Gompert was a Senior Fellow at the RAND Corporation and Distinguished Research Professor at the Center for Technology and National Security Policy, National Defense University. From 2003 to 2004, he served as the Senior Advisor for National Security and Defense, Coalition Provisional Authority, Iraq. He served as President of RAND Europe from 2000 to 2003, and was Vice President of RAND and Director of the National Defense Research Institute from 1993 to 2000. Mr. Gompert was a special assistant to former President George H. W. Bush, as well as the senior director for Europe and Eurasia on the staff of the National Security Council from 1990 to 1993. At Unisys from 1989 to 1990, he was president of the systems management group and vice president for strategic planning and corporate development. From 1983 to 1989, he was AT&T’s vice president of civil sales and programs, and its director of international market planning. Mr. Gompert held several senior positions at the State Department from 1975 to 1983, including deputy to the under secretary for political affairs, deputy director of the Bureau of Political-Military Affairs and special assistant to former Secretary of State Henry Kissinger. He is Chairman of the Advisory Board of the Institute for the Study of Early Childhood Education, a Trustee of Hopkins House Academy, and a member of the Advisory Board of the Naval Academy Center for Cyber Security Studies. Mr. Gompert is also currently a Distinguished Adjunct Professor at Virginia Commonwealth University and a Member of the American Academy of Diplomacy. He holds a B.S. in Engineering from the U.S. Naval Academy and a M.P.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs. Mr. Gompert brings to our Board of Directors experience in senior roles in the defense and national security sectors and private sector executive leadership experience.

Hon. Ronald R. Spoehel, Director

Mr. Spoehel has been our Director since April 2014. Since 2009, Mr. Spoehel has been a private investor and served on a number of public and private company boards of directors. Mr. Spoehel served as Chief Financial Officer of the National Aeronautical and Space Administration from 2007 to 2009. Previously, he served as a Director, Executive Vice President and Chief Financial Officer of ICx Technologies, Inc; as a Director, Executive Vice President and Chief Financial Officer of ManTech International Corporation; as an executive officer of Harris Corporation; and as an executive officer of ICF Kaiser International, following ten years in investment banking. Mr. Spoehel currently serves on the Board of Profire Energy, Inc. and also serves and has served on the boards of directors of private companies in the U.S.

Vice Admiral (ret.) Robert B. Murrett, Director

Vice Admiral (ret.) Murrett has been our Director since October 2014. Since 2011, Vice Admiral (ret.) Murrett has served as Professor of Practice and Deputy Director of the Institute for National Security and Counterterrorism at the Maxwell School, Syracuse University. He is also on the adjunct staff of the RAND Corporation. From 2006 to 2010, he was Director of the National Geospatial-Intelligence Agency. He was

Director of Naval Intelligence from 2005 and 2006, and Vice Director for Intelligence, Joint Chiefs of Staff from 2002 to 2006. Prior to that, he was a career intelligence officer in the U.S. Navy, with 34 years of active duty. He serves on a number of advisory boards, including the Institute for Veterans and Military Families, the MITRE Intelligence Advisory Board, the Boeing Network and Space Systems Senior Advisory Group, Naval Intelligence Professionals, the U.S. Naval Academy Cyber Center, and the Veterans Administration Center for Integrated Health Care.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Director Independence

The Board of Directors has determined that each of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett, Mr. Popps and the Hon. Ronald R. Spoehel are independent in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). The Board of Directors affirmatively determined that no director (other than Messrs. Perl, Davis and Dawson) has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

We currently have the following standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is composed entirely of independent directors.

Committee Membership, Meetings and Attendance

During the fiscal year ended December 31, 2013:

•	one meeting of the Board was held; and
•	the Board acted six times by written consent.

The Compensation Committee was formed in November 2014.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director has been a director during fiscal year ended December 31, 2013.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have an Audit Committee of the Board of Directors which consists of the Hon. David C. Gompert, the Hon. Ronald R. Spoehel and Mr. Popps. Our Board of Directors has determined that each of the Hon. David C. Gompert, the Hon. Ronald R. Spoehel and Mr. Popps is an independent director. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing rules. The Nasdaq listing rules define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that the Hon. Ronald R. Spoehel qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Our Audit Committee has a formal written charter, which has been posted on the Company’s website and can be found at www.gdef.com.

Nominating Committee

We have a Nominating Committee of the Board, which consists of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders.

The Nominating Committee has a formal written charter, which has been posted on the Company’s website and can be found at www.gdef.com.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company, Frederic Cassis, at the Company’s corporate offices at 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190.

Compensation Committee

The Compensation Committee was formed in November 2014. The Compensation Committee has overall responsibility for determining and approving the compensation of our Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of our executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions. The Compensation Committee has adopted a formal written charter, which has been posted to the Company’s website and can be found at www.gdef.com.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Hon. Ronald R. Spoehel
Hon. David C. Gompert
Dean G. Popps

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Currently, we have different persons serving as our Chief Executive Officer and Chairman of the Board. Our amended and restated certificate of incorporation provides that the Chairman of the Board shall be the Chief Executive Officer of the Company, unless the Board designates the President as the Chief Executive Officer. The Board has designated Mr. Davis as President and Chief Executive Officer. Mr. Perl is our current Chairman of the Board. Our Board of Directors believes the Company and its stockholders are well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our business, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and intends to structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The independent directors of the Board are currently responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190, Attention: Frederic Cassis, Secretary.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Secretary, Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190, Attention: Frederic Cassis, Secretary. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our officers, directors, founders or any of their respective affiliates, prior to or in connection with a business combination. However, such individuals and entities are being reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target acquisitions and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, we will generally not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the Company believes that during the fiscal year ended December 31, 2013 all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

OTHER INFORMATION

Principal Stockholders

We do not have any equity compensation plan.

The following table sets forth information regarding the beneficial ownership based on 9,624,725 shares of our common stock outstanding as of November 30, 2014 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners	Number of Shares	Percentage of Class(1)
Global Defense & National Security Holdings LLC	2,724,725	28.3%
Damian Perl(2)	2,724,725	28.3%
North Pole Capital Master Fund(3)	1,130,000	11.74%
AQR Capital Management, LLC(4)	895,500	9.3%
HighVista Strategies LLC(5)	600,000	6.23%
Bulldog Investors LLC(6)	549,900	5.7%
Paul J. Glazer(7)	542,341	5.6%

(1)	Based on a total of 9,624,725 shares of the Company’s common stock issued and outstanding on March 14, 2014.
(2)	Global Defense & National Security Holdings LLC, our Sponsor, is the record holder of all of these shares. Blue Marlin Corporate Ltd is the sole member of Global Defense & National Security Holdings LLC. Mr. Davis, our Chief Executive Officer, President and director is the sole manager of Global Defense & National Security Holdings LLC but does not have voting or dispositive power over the shares of common stock held by Global Defense & National Security Holdings LLC without the consent of Blue Marlin Corporate Ltd, the sole member of Global Defense & National Security Holdings LLC. Mr. Perl, our Chairman of the Board, is the ultimate beneficial owner of Global Defense & National Security Holdings LLC and Blue Marlin Corporate Ltd, and may be considered to have beneficial ownership of Global Defense & National Security Holdings LLC’s interests in us. The business address of our Sponsor is 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190.
(3)	According to a Schedule 13G filed on November 1, 2013, North Pole Capital Master Fund (“North Pole”), a Cayman Islands exempted company and Polar Securities Inc. (“Polar Securities”), a company incorporated under the laws of Ontario, Canada, have shared dispositive and voting power with regards to the shares. The address of the reporting persons is 401 Bay Street, Suite 1900, P.O. Box 19, Toronto, Ontario, Canada M5H 2Y4.
(4)	Based on the information contained in the Schedule 13G filed on February 11, 2014 by AQR Capital Management, LLC, AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, which holds 8.7% of the total 9.3% amount owned by AQR Capital Management, LLC. AQR Capital Management, LLC has shared dispositive and voting power with regards to the shares. The business address of the reporting persons is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830.
(5)	The reporting persons also include HighVista GP limited Partnership, HighVista GP II Limited Partnership, HighVista GP, LLC, HighVista I, HighVista II, HighVista III, HighVista V, HighVista VI, HighVista Liquid Multi-Asset Fund, XL Ltd, a Bermuda company, Brian H. Chu and André F. Perold. Based on the information contained in the Schedule 13G filed on February 12, 2014, HighVista Strategies LLC, HighVista GP, LLC HighVista GP Limited Partnership, HighVista GP II Limited Partnership, Brian H. Chu and André F. Perold each have sole voting and dispositive power with respect to all shares.

HighVista I Limited Partnership has sole voting and dispositive power with respect to 225,552 shares. HighVista II Limited Partnership has sole voting and dispositive power with respect to 197,171 shares. HighVista III, Ltd. has sole voting and dispositive power with respect to 91,133 shares. HighVista V Limited Partnership has sole voting and dispositive power with respect to 34,253 shares. HighVista VI Limited Partnership has sole voting and dispositive power with respect to 5,180 shares. HighVista Liquid Multi-Asset Fund has sole voting and dispositive power with respect to 13,727 shares. XL Re Ltd has sole voting and dispositive power with respect to 32, 984 shares. The business addresses for HighVista Strategies, HighVista GP, HighVista GP II, HighVista LLC, HighVista I, HighVista II, HighVista V and HighVista VI is John Hancock Tower, 50th Floor, 200 Clarendon Street, Boston, MA 02116. The business address for HighVista III and HighVista Liquid Multi-Asset Fund is Codan Trust Company (Cayman) Limited, Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681 GT, George Town, Grand Cayman, British West Indies. The business address for XL Ltd is One Bermudian Road, Hamilton HM08, Bermuda.
(6)	According to a Schedule 13G filed on November 4, 2013, Bulldog Investors, LLC, is owned by Phillip Goldstein, Andrew Dakos and Steven Samuels. The 549,900 shares of the Company that Bulldog Investors, LLC’s owns includes 304,073 shares (representing 3.63% of the Company’s outstanding shares) that are beneficially owned by the following entities over which Messrs. Goldstein, Dakos and Samuels exercise control: Opportunity Partners LP, Calapasas West Partners LP, Full Value Special Situations Fund LP, Full Value Offshore Fund Ltd., Full Value Partners LP, Opportunity Plus Fund LP, MCM Opportunity Partners LP (collectively, Bulldog Investors Funds). Bulldog Investors, LLC has the sole dispositive and voting power over these 304,073 shares. All other shares included in the aforementioned 549,900 shares of the Company owned by Bulldog Investors, LLC (solely by virtue of its power to sell or direct the vote of these shares) are also beneficially owned by clients of Bulldog Investors, LLC. Bulldog Investors, LLC has shared dispositive and voting power with regards to 549,900 shares. The business address of this stockholder is Park 80 West, 250 Pehle Ave. Suite 708, Saddle Brook, New Jersey 07663.
(7)	Based on the information contained in the Schedule 13G filed on February 14, 2014 by Paul Glazer, Paul Glazer indirectly owns 542,341 shares of common stock in his capacity as (i) the managing member of Paul J. Glazer, LLC, a Delaware limited liability company, which in turn serves as the general partner of Glazer Capital Management L.P., (“GCM”) and Glazer Enhanced Fund, L.P. (“GDEF”) both Delaware limited partnerships and (ii) the managing member of Glazer Capital, LLC (“GCL”) which in turn serves as the investment manager of GCM, GDEF, Glazer Offshore Fund, Ltd. (“GOF”) and Glazer Enhanced Offshore Fund, Ltd. (“GOF”) and Glazer Enhanced Offshore Fund, Ltd. (“GEOF”) both Cayman Islands corporations. In addition, GCL manages on a discretionary basis separate accounts for three unrelated entities that own shares of Common Stock (collectively, the “Separate Accounts”) Mr. Glazer is deemed to beneficially own the shares held by GOF, GEOF, GCM, GEF and the Separate Accounts and Mr. Glazer has shared dispositive and voting power with regards to the shares. The business address of this stockholder is 623 Fifth Avenue, Suite 2502, New York, New York 10022.

Certain Relationships and Related Transactions

In order to finance transaction costs in connection with an intended initial business combination, Global Defense & National Security Holdings, LLC (our “Sponsor”), officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts (subject to any conversion thereof). In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account in which the proceeds of our initial public offering and private placement of shares were placed (the “Trust Account”) to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment.

In July 2013, the Company issued 2,003,225 shares of common stock to the Sponsor (the “Sponsor’s Shares”) for an aggregate purchase price of $25,000.

As of December 17, 2014, our Sponsor has advanced us a total of $1,406,636 which has been used for the payment of operating expenses and costs associated with the public offering.

On May 15, 2014, the Company issued a non-interest bearing convertible promissory note to the Sponsor amounting to $1,263,263, of which the proceeds of $1,000,000 will be used as working capital in order to finance transaction costs in connection with an intended initial business combination and $263,263 was used to pay operating costs incurred in the period from inception through March 31, 2014. For the three-month period ended September 30, 2014, the Sponsor has paid operating costs amounting to $40,770, which the Company recorded as due to affiliate in the accompanying condensed balance sheets. There were no similar payments for the same period ended September 30, 2013. The convertible note is due on the earlier of (1) July 24, 2015, or (2) immediately following the consummation of the initial business combination. At the Sponsor’s election, following the consummation of a business combination, the note will convert into common stock at the greater of (1) $10.00 per share, and (2) the 30 day trailing average of the closing price per share.

Simultaneously with the closing of the Company’s initial public offering, the Company completed the private sale of 721,500 shares of common stock (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share (including 76,500 shares from exercising of the over-allotment), to the Company’s Sponsor, generating gross proceeds to the Company of $7,215,000 (including additional an $76,500 as a result of the over-allotment being exercised). The Private Placement Shares are identical to the shares sold in the Company’s initial public offering, except that the Sponsor has agreed (1) to vote the Private Placement Shares in favor of any proposed business combination, and (2) not to convert any Private Placement Shares in connection with a stockholder vote to approve any proposed initial business combination or to sell any Private Placement Shares to the Company pursuant to any tender offer in connection with any proposed initial business combination. Additionally, the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

The Sponsor’s Shares are identical to the shares sold in the Company’s initial public offering (the “Public Shares”), except that (1) the Sponsor’s Shares are subject to certain transfer restrictions, as described in more detail below, and (2) our Sponsor has agreed: (i) to waive its redemption rights with respect to its Sponsor’s Shares, Private Placement Shares and Public Shares in connection with the consummation of a business combination and (ii) to waive its redemption rights with respect to its Sponsor’s Shares and Private Placement Shares if we fail to consummate a business combination within 21 months from the date of our prospectus (October 24, 2013). However, our Sponsor will be entitled to redemption rights with respect to any Public Shares it holds if we fail to consummate a business combination within such time period. If we submit our initial business combination to our public stockholders for a vote, our Sponsor has agreed to vote its Sponsor’s Shares, Private Placement Shares and any Public Shares held in favor of our initial business combination.

The Sponsor has agreed to waive its pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable) with respect to the Sponsor’s Shares and Private Placement Shares (i) in connection with the closing of a business combination, (ii) if we fail to close our initial business combination within 21 months of the date of the Company’s prospectus (October 24, 2013) (iii) in connection with an expired or unwithdrawn tender offer, and (iv) upon our liquidation prior to the expiration of the 21 month period. However, if our Sponsor should acquire Public Shares after the IPO, it will be entitled to a pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable) with respect to such Public Shares if we fail to close a business combination within the required time period. If we submit our initial business combination to our public stockholders for a vote, our Sponsor has agreed to vote its Sponsor’s Shares, Private Placement Shares and any Public Shares held in favor of our initial business combination.

All of the Sponsor’s Shares have been placed in escrow with American Stock Transfer & Trust Company, as escrow agent. Of the total Sponsor’s Shares, 50% of such shares will be released from escrow six months after the closing of the business combination. The remaining 50% of the Sponsor’s Shares will be released from escrow one year after the closing of the business combination.

The Sponsor will be entitled to registration rights pursuant to a registration rights agreement. The Sponsor is entitled to demand registration rights and certain “piggy-back” registration rights with respect to its shares of common stock commencing on the date such common stock is released from lockup. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

On the date that our securities were first listed on the Nasdaq, October 24, 2013, we agreed to pay our Sponsor a total of $10,000 per month for office space, administrative services and secretarial support. This arrangement was agreed to by our Sponsor for our benefit and is not intended to provide our Sponsor compensation in lieu of salary or other remuneration. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated person. Upon consummation of our initial business combination or our liquidation, we will cease paying these monthly fees.

All ongoing and future transactions between us and any of our officers and directors and their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of our disinterested “independent” directors (to the extent we have any) or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. We will not enter into a business combination or invest alongside any of our directors, officers, any affiliate of ours or of any of our directors or officers or a portfolio company of any affiliate of our directors or officers.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE
ELECTION OF SEVEN DIRECTORS

Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”. Pursuant to our amended and restated certificate of incorporation, three of our directors are nominated to the Board of Directors by Global Defense & National Security Holdings, LLC, our Sponsor, and four are nominated by the Board of Directors.

Dale R. Davis, Craig Dawson, the Hon. David C. Gompert, Vice Admiral (ret.) Robert B. Murrett, Damian Perl, Dean Popps and the Hon. Ronald R. Spoehel are nominated for election at this Annual Meeting of stockholders, to hold office until the annual meeting of stockholders in 2015, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We are asking stockholders to ratify the Audit Committee’s selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. Although this appointment does not require ratification, the Board has directed that the appointment of KPMG be submitted to stockholders for ratification due to the significance of their appointment. If stockholders do not ratify the appointment of KPMG, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2014. Representatives of KPMG are not expected to be present at the Annual Meeting.

Change in Auditors

On June 30, 2014, KPMG acquired certain assets of Rothstein Kass, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), our prior independent registered public accounting firm. As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Audit Committee approved the engagement of KPMG as the new independent registered public accounting firm for the Company. On August 10, 2014, KPMG completed its client evaluation procedures and accepted the engagement.

The audit report of Rothstein Kass on the Company’s financial statements for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the most recent fiscal year ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their reports on the Company’s financial statements for such year. During the most recent fiscal year ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal Year 2013

Set forth below are the fees paid or to be paid to Rothstein Kass for services rendered to us for the fiscal year ended December 31, 2013:

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Rothstein Kass in connection with regulatory filings. The aggregate fees billed by Rothstein Kass for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2013 totaled $66,500. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2013, we did not pay Rothstein Kass any audit related fees standards.

Tax Fees.  We did not pay Rothstein Kass for tax planning and tax advice for the year ended December 31, 2013.

All other fees.  We did not pay Rothstein Kass for any other fees for the year ended December 31, 2013.

Pre-Approval Policy

Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee has determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

Vote Required

The ratification of the appointment of KPMG requires the vote of a majority of the shares cast on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of KPMG as our independent registered public accounting firm.

PROPOSAL THREE
APPROVAL OF EXECUTIVE COMPENSATION

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers.

Since our inception, none of our named executive officers has received any compensation (cash or non-cash) for services rendered. We do not expect to pay any compensation to our named executive officers at any time prior to the consummation of our initial business combination.

Required Vote

Approval of this proposal requires the affirmative “FOR” vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Resolved, that the stockholders approve the compensation policy of Global Defense & National Security Systems, Inc.’s named executive officers, as disclosed under SEC rules, including the compensation disclosures included in this proxy statement.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the foregoing resolution.

PROPOSAL FOUR
DETERMINE FREQUENCY OF STOCKHOLDER ADVISORY VOTE REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every three years, every two years, or every year, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. In the context of our search for an initial business combination, we believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation to our named executive officers.

OTHER MATTERS

Submission of Stockholder Proposals for the 2015 Annual Meeting

We anticipate that the 2015 annual meeting of stockholders will be held no later than September 1, 2015. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2015 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190 no later than June 2, 2015.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 180 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2015 Annual Meeting, assuming the meeting is held on or about September 1, 2015, notice of a nomination or proposal must be delivered to us no later than June 3, 2015 and no earlier than May 2, 2015. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the forgoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, Virginia 20190, Attn: Secretary.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

11921 Freedom Drive, Suite 550,

Two Fountain Square,

Reston, Virginia 20190

December 31, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

The undersigned hereby appoints Dale R. Davis with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Global Defense & National Security Systems, Inc. (the "Company") held of record by the undersigned at the close of business on December 17, 2014 at the Annual Meeting of Stockholders to be held at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006 on Wednesday, December 31, 2014, at 10:00 a.m., local time, or any adjournment or postponement thereof (the "Meeting") and authorizes and instructs said proxies to vote in the manner directed below.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

December 31, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This Proxy Statement, 2013 Annual Report on Form 10-K
are available at: are available at http://www.astproxyportal.com/ast/18571

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733040000000000000 8 123114

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES, "FOR" PROPOSAL TWO, "FOR" PROPOSAL THREE AND "THREE YEARS" FOR PROPOSAL FOUR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Dale R. Davis
- ○ Craig Dawson
- ○ Hon. David C. Gompert
- ○ Vice Admiral (ret.) Robert B. Murrett
- ○ Damian Perl
- ○ Dean Popps
- ○ Hon. Ronald R. Spoehel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	3 years	2 years	1 year	ABSTAIN
4 Advisory vote on the frequency of the advisory vote on executive compensation	☐	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee, FOR on Proposal 2, FOR on Proposal 3 and THREE YEARS on Proposal 4. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting or any adjournments or postponements of the Meeting.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

December 31, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This Proxy Statement, 2013 Annual Report on Form 10-K
are available at: are available at http://www.astproxyportal.com/ast/18571

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20733040000000000000 8 123114

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES, "FOR" PROPOSAL TWO, "FOR" PROPOSAL THREE AND "THREE YEARS" FOR PROPOSAL FOUR.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Dale R. Davis
- ○ Craig Dawson
- ○ Hon. David C. Gompert
- ○ Vice Admiral (ret.) Robert B. Murrett
- ○ Damian Perl
- ○ Dean Popps
- ○ Hon. Ronald R. Spoehel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

		3 years	2 years	1 year	ABSTAIN
4	Advisory vote on the frequency of the advisory vote on executive compensation	☐	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee, FOR on Proposal 2, FOR on Proposal 3 and THREE YEARS on Proposal 4. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting or any adjournments or postponements of the Meeting.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.